UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-2500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2018

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2018

Annual Report

to Shareholders

DWS High Income Fund

(formerly Deutsche High Income Fund)

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
13	Portfolio Summary
14	Investment Portfolio
29	Statement of Assets and Liabilities
31	Statement of Operations
32	Statements of Changes in Net Assets
33	Financial Highlights

40	Notes to Financial Statements
56	Report of Independent Registered Public Accounting Firm
58	Information About Your Fund’s Expenses
59	Tax Information
60	Advisory Agreement Board Considerations and Fee Evaluation
65	Board Members and Officers
70	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS High Income Fund

Letter to Shareholders

Dear Shareholder:

Earlier this year, we adopted our existing European brand, DWS, globally. In connection with that change, “DWS” has replaced “Deutsche” in most of our open-end mutual fund names, including share classes for certain money market funds which previously included the “Deutsche” in their names.

Building on more than 60 years of experience and a reputation for excellence in Germany and across Europe, DWS is known for the values that we see as core elements to our investors’ success: Excellence, Entrepreneurship, Sustainability and Integrity. We aim to demonstrate these qualities in all that we do.

Please remember that, as part of this name change, our website also has a new address: DWS.com. For your convenience, the deutschefunds.com address will remain live and automatically redirect you to our new site. As always, we invite you to visit us online frequently to access the most current insights from our CIO, economists and investment specialists.

Thank you for your ongoing trust in us. We look forward to bringing you the very best in investment insight, strategies and solutions for many years to come.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS High Income Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 12 for more complete performance information.

Investment Strategy and Process

Portfolio management focuses on cash flow and total return analysis, and broad diversification among countries, sectors, industries and individual issuers and maturities. Portfolio management uses an active process that emphasizes relative value in a global environment, managing on a total return basis, and using intensive research to identify stable to improving credit situations that may provide yield compensation for the risk of investing in high-yield bonds.

The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and which considers macro trends in the economy. To select securities or investments, portfolio management:

—	Analyzes economic conditions for improving or undervalued sectors and industries

—	Uses independent credit research to evaluate individual issuers’ debt service, growth rate, and both downgrade and upgrade potential

—	Assesses new offerings versus secondary market opportunities

—	Seeks issuers within attractive industry sectors and with strong long-term fundamentals and improving credit.

Class A shares of the Fund returned 2.53% (unadjusted for sales charges) during the 12-month period ended September 30, 2018, trailing the 2.94% return of the ICE BofAML US High Yield Index but outperforming the 2.36% average return of the funds in its Morningstar peer group, High Yield Bond Funds. The Fund outpaced the average return of its peers in the one-, three-, five- and ten-year periods ended September 30, 2018.

The positive showing for the high-yield market reflected the favorable combination of improving credit fundamentals, continued strength in

4	|	DWS High Income Fund

corporate earnings, and investors’ hearty appetite for risk. The market was further supported by strong economic conditions and the low level of perceived recession risk in the U.S. economy.

A positive supply-and-demand picture was an additional tailwind for performance. Although high-yield funds generally experienced outflows, the effect was outweighed by a sharp reduction in new-issue volume during the second half of the period. Notably, the use of new-issuance proceeds continued to be dominated by refinancing. Credit investors typically view companies’ refinancing of older, higher-yielding debt more favorably than equity-friendly uses such as dividends or general corporate purposes. Refinancing also reduces the amount of near-term debt maturities and contributes to lower default expectations.

“We	continued to use our bottom-up, research-based approach to identify securities that we believe offer the best risk-adjusted relative values.”

In this environment, yield spreads — i.e., the yield advantage offered by high-yield bonds in relation to Treasuries — declined by 29 basis points (0.29 percentage points) to 339 basis points, as gauged by the ICE BofAML US High Yield Index. Tighter spreads indicate outperformance relative to government issues. During the course of the year, yield spreads moved in range from a mid-November high of 408 basis points to a low of 334 basis points in late January.

CCC rated securities produced the best returns in the period, followed by single B and BB rated issues, respectively. The continued strength in lower-quality debt was fueled by favorable economic conditions and investors’ ongoing search for higher-yielding assets.

Contributors and Detractors

The Fund’s sector allocation and security selection both added value in the period, but its positioning with regard to credit ratings detracted.

From a ratings perspective, an overweight in single B rated bonds contributed, while an underweight in lower-rated bonds, including those rated CCC rated and below, detracted. The below-benchmark weighting in lower-quality bonds was the primary factor in the Fund’s shortfall versus the index.

DWS High Income Fund	|	5

Sector allocation contributed to the Fund’s 12-month results. An overweight in the energy exploration and production industry contributed positively, as did an overweight in the pharmaceuticals industry. These contributions were largely offset by underweights in the healthcare and oil field services industries.

Security selection was a net positive for relative performance. NRG Energy Inc. — a diversified power-generation firm — was a top contributor for the period. The bonds’ strong total return reflected management’s commitment to use cash flows and asset sales to reduce the company’s debt levels. Constellium N.V., a downstream aluminum producer, also provided solid total returns as the company reported improving financial results and further deleveraged its balance sheet. Additionally, Constellium’s credit rating was upgraded near the end of the period. A position in the bonds of the integrated wireless telecommunications services firm CenturyLink, Inc. was an additional contributor of note. The company’s successful ongoing integration of an acquisition, together with its progress toward simplifying its capital structure, led to a rally in its debt prices.

An overweight position in the wireline communications provider Sprint Corp. was a key detractor. The bonds weakened early in the period on concerns about the company’s proposed merger with T-Mobile. Subsequently, the combination of intensifying competition and the ongoing regulatory review of the merger prevented the bonds from recovering. The lack of a position in California Resources Corp., an oil and natural gas exploration and production company, also detracted. The bonds gained ground after the company reported decreased leverage and stronger production levels amid the rally in oil prices. An underweight position in Tenet Healthcare Corp., an owner and operator of healthcare facilities, further weighed on relative performance. The bonds traded stronger on the company’s announcement of cost-cutting initiatives and potential asset sales.

The Fund used derivatives to hedge its modest euro exposure back into U.S. dollars, which added value given that the euro declined in the period. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

6	|	DWS High Income Fund

Outlook and Positioning

We retain a positive view on the high-yield market, but the recent decline in yield spreads over U.S. Treasuries to the narrowest level in nearly ten years has caused us to become more cautious. Still, we continue to believe high-yield bonds have the potential to provide total returns that can exceed those of other fixed-income categories. This view is based on the solid fundamentals of the asset class and our expectation that default rates can remain very low. We consider forecasts for continuing economic strength in the United States, combined with the U.S. Federal Reserve’s consistent and measured shift away from an accommodative stance, as being supportive for the market. In addition, the majority of the proceeds from new issuance continue to be focused on refinancing older, higher-yielding debt. We also see tight yield spreads as an opportunity to employ fundamental credit analysis to identify investments with favorable risk profiles and the potential for attractive total returns.

Possible disruptions to this outlook include faster-than-expected tightening by the Fed and lingering geopolitical/macroeconomic issues, including tariffs and resurgent global trade tensions. We continue to monitor the overall credit quality and covenant terms of new-issue bonds, as we view an increase in equity-friendly use of proceeds as a possible source of market disruption once the business cycle turns and credit conditions tighten. With this as the backdrop, we continued to use our bottom-up, research-based approach to identify securities that we believe offer the best risk-adjusted relative values.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit – Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

DWS High Income Fund	|	7

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–

Joined DWS in 2006 with 6 years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin – Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Lonnie Fox, Director (Began managing the Fund on August 9, 2018)

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004 with one year of industry experience. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS in Applied Economics and Management, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index) tracks the performance of U.S. dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The Morningstar High Yield Bond category portfolios concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These portfolios generally offer higher yields than other types of portfolios, but they are also more vulnerable to economic and credit risk. It is not possible to invest directly in a Morningstar category. The category returns for the one-, three-, five- and 10-year periods ended September 30, 2018 were 2.36%, 6.41%, 4.31% and 7.62%, respectively.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

8	|	DWS High Income Fund

Performance Summary	September 30, 2018 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	2.53%	4.60%	7.78%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–2.09%	3.64%	7.29%
ICE BofAML US High Yield Index†	2.94%	5.55%	9.40%

Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	2.45%	4.55%	7.71%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–0.11%	4.02%	7.44%
ICE BofAML US High Yield Index†	2.94%	5.55%	9.40%

Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
Unadjusted for Sales Charge	1.73%	3.79%	6.95%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.73%	3.79%	6.95%
ICE BofAML US High Yield Index†	2.94%	5.55%	9.40%

Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
No Sales Charges	2.16%	4.21%	7.39%
ICE BofAML US High Yield Index†	2.94%	5.55%	9.40%

Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/18
No Sales Charges		2.80%	3.74%
ICE BofAML US High Yield Index†		2.94%	4.51%

DWS High Income Fund	|	9

Class S	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/18
No Sales Charges	2.69%	4.80%	5.60%
ICE BofAML US High Yield Index†	2.94%	5.55%	6.29%

Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/18
No Sales Charges	2.77%	4.84%	8.06%
ICE BofAML US High Yield Index†	2.94%	5.55%	9.40%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2018 are 0.95%, 1.09%, 1.73%, 1.40%, 0.69%, 0.80% and 0.71% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of Class R. Any difference in expenses will affect performance.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class A shares of DWS High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

10	|	DWS High Income Fund

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on August 25, 2014.

**	Class S shares commenced operations on May 1, 2012.

†

ICE BofAML US High Yield Index (formerly BofAML US High Yield Master II Constrained Index) tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

DWS High Income Fund	|	11

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/18	$4.67	$4.67	$4.67	$4.66	$4.67	$4.67	$4.67
9/30/17	$4.81	$4.82	$4.82	$4.81	$4.82	$4.82	$4.82
Distribution Information as of 9/30/18
Income Dividends, Twelve Months	$.25	$.24	$.21	$.23	$.26	$.25	$.26
September Income Dividend	$.0210	$.0208	$.0180	$.0197	$.0221	$.0216	$.0219
SEC 30-day Yield‡‡	4.66%	4.90%	4.13%	4.49%	5.13%	5.18%	5.10%
Current Annualized Distribution Rate‡‡	5.40%	5.34%	4.63%	5.07%	5.68%	5.55%	5.63%

‡‡

The SEC yield is net investment income per share earned over the month ended September 30, 2018, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.36% for Class R shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2018. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.94% for Class R shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

12	|	DWS High Income Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/18	9/30/17
Corporate Bonds	91%	94%
Cash Equivalents	5%	5%
Loan Participations and Assignments	3%	—
Convertible Bonds	1%	1%
Government & Agency Obligations	0%	0%
Common Stocks	0%	0%
Warrant	0%	0%
	100%	100%

Asset allocation excludes derivatives.

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/18	9/30/17
Energy	27%	19%
Communication Services	23%	24%
Materials	14%	17%
Health Care	9%	6%
Industrials	7%	6%
Consumer Discretionary	7%	15%
Utilities	4%	4%
Information Technology	3%	4%
Consumer Staples	3%	3%
Real Estate	2%	2%
Financials	1%	0%
	100%	100%

Sector diversification excludes derivatives.

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/18	9/30/17
AAA	—	0%
BBB	8%	5%
BB	52%	54%
B	36%	36%
CCC	3%	5%
Not Rated	1%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or Standard & Poor’s Corporation (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 70 for contact information.

DWS High Income Fund	|	13

Investment Portfolio	as of September 30, 2018

	Principal Amount ($)(a)	Value ($)
Corporate Bonds 91.1%
Communication Services 20.1%
Altice France SA:
144A, 7.375%, 5/1/2026	8,050,000	8,050,000
144A, 8.125%, 2/1/2027	2,926,000	3,013,780
Altice Luxembourg SA, 144A, 7.75%, 5/15/2022 (b)	1,726,000	1,676,378
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026	2,430,000	2,426,962
Cablevision Systems Corp., 5.875%, 9/15/2022	4,700,000	4,791,062
CCO Holdings LLC:
144A, 5.0%, 2/1/2028	2,205,000	2,072,479
144A, 5.125%, 5/1/2027	1,665,000	1,577,588
5.25%, 9/30/2022	6,700,000	6,773,264
144A, 5.5%, 5/1/2026	6,245,000	6,174,744
144A, 5.875%, 4/1/2024	2,375,000	2,413,594
144A, 5.875%, 5/1/2027	2,240,000	2,220,400
CenturyLink, Inc.:
Series V, 5.625%, 4/1/2020	2,800,000	2,849,000
Series W, 6.75%, 12/1/2023 (b)	1,305,000	1,355,569
Series Y, 7.5%, 4/1/2024 (b)	1,795,000	1,916,163
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021	8,700,000	8,754,375
144A, 7.5%, 4/1/2028	1,800,000	1,887,750
Clear Channel Worldwide Holdings, Inc., Series A, 6.5%, 11/15/2022	2,270,000	2,312,562
CSC Holdings LLC:
144A, 5.5%, 4/15/2027	5,380,000	5,218,600
144A, 10.125%, 1/15/2023	5,040,000	5,513,760
144A, 10.875%, 10/15/2025	2,353,000	2,735,362
DISH DBS Corp.:
5.875%, 7/15/2022 (b)	2,500,000	2,440,150
5.875%, 11/15/2024	2,000,000	1,792,500
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)	5,505,000	3,894,787
10.5%, 9/15/2022 (b)	750,000	667,500
11.0%, 9/15/2025	1,185,000	923,956
Intelsat Jackson Holdings SA:
144A, 8.0%, 2/15/2024	7,000,000	7,367,500
144A, 8.5%, 10/15/2024	3,020,000	3,053,220
144A, 9.75%, 7/15/2025	5,035,000	5,330,806
Level 3 Financing, Inc., 5.375%, 8/15/2022	5,500,000	5,557,612
Netflix, Inc.:
4.375%, 11/15/2026 (b)	2,400,000	2,244,720
5.875%, 2/15/2025	1,335,000	1,380,056
144A, 5.875%, 11/15/2028	1,035,000	1,031,119

The accompanying notes are an integral part of the financial statements.

14	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Sprint Capital Corp.:
6.875%, 11/15/2028	2,950,000	2,964,750
8.75%, 3/15/2032	1,575,000	1,771,875
Sprint Corp.:
7.125%, 6/15/2024	10,120,000	10,499,500
7.625%, 3/1/2026	2,445,000	2,588,644
T-Mobile U.S.A., Inc.:
4.75%, 2/1/2028	530,000	498,863
6.0%, 4/15/2024	2,271,000	2,353,324
6.375%, 3/1/2025	4,479,000	4,666,222
6.5%, 1/15/2026	120,000	125,724
Telesat Canada, 144A, 8.875%, 11/15/2024	3,645,000	3,900,150
UPC Holding BV, 144A, 5.5%, 1/15/2028	2,285,000	2,168,625
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025	2,365,000	2,362,044
ViaSat, Inc., 144A, 5.625%, 9/15/2025	755,000	713,702
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026	3,725,000	3,642,268
144A, 5.5%, 8/15/2026	2,310,000	2,281,125
Zayo Group LLC:
144A, 5.75%, 1/15/2027	5,200,000	5,200,000
6.0%, 4/1/2023	5,085,000	5,237,550
6.375%, 5/15/2025	3,580,000	3,715,217
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025	1,475,000	1,384,656

		165,491,557

Consumer Discretionary 7.2%
Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR 2,800,000	3,025,651
Ally Financial, Inc.:
4.125%, 2/13/2022	3,000,000	2,996,250
5.75%, 11/20/2025 (b)	1,250,000	1,290,625
American Axle & Manufacturing, Inc.:
6.25%, 4/1/2025 (b)	1,450,000	1,443,983
6.25%, 3/15/2026	935,000	918,638
Asbury Automotive Group, Inc., 6.0%, 12/15/2024	1,577,000	1,592,770
Ashton Woods U.S.A. LLC, 144A, 6.75%, 8/1/2025	1,635,000	1,524,637
Boyd Gaming Corp.:
6.0%, 8/15/2026	2,325,000	2,342,437
6.875%, 5/15/2023	1,295,000	1,360,398
Carlson Travel, Inc., 144A, 9.5%, 12/15/2024 (b)	1,930,000	1,862,450
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025	650,000	666,250
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025	2,150,000	2,111,730
144A, 6.5%, 6/1/2026	2,405,000	2,450,815
Delta Merger Sub, Inc., 144A, 6.0%, 9/15/2026	2,468,000	2,498,850
Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023 (b)	4,217,000	4,300,117
HD Supply, Inc., Step-up Coupon, 5.75% to 4/15/2019, 7.00% to 4/15/2024	1,180,000	1,240,475

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	15

	Principal Amount ($)(a)	Value ($)
Lennar Corp., 5.0%, 6/15/2027	685,000	667,875
Merlin Entertainments PLC, 144A, 5.75%, 6/15/2026	1,820,000	1,838,200
MGM Resorts International, 5.75%, 6/15/2025	2,811,000	2,821,541
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021	1,247,000	1,254,794
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027	1,110,000	1,070,817
Penske Automotive Group, Inc., 5.5%, 5/15/2026	2,160,000	2,099,952
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021	715,000	713,213
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021	1,150,000	1,154,313
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020	910,000	919,100
Sonic Automotive, Inc., 6.125%, 3/15/2027	555,000	518,925
Stars Group Holdings BV, 144A, 7.0%, 7/15/2026	2,915,000	3,007,376
Suburban Propane Partners LP, 5.75%, 3/1/2025	1,260,000	1,222,200
Toll Brothers Finance Corp.:
4.35%, 2/15/2028	3,598,000	3,302,244
4.875%, 11/15/2025	1,220,000	1,198,650
TRI Pointe Group, Inc., 5.25%, 6/1/2027	1,775,000	1,584,187
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027	2,910,000	2,839,578
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023 (b)	995,000	995,000

		58,834,041

Consumer Staples 2.6%
Cott Holdings, Inc., 144A, 5.5%, 4/1/2025	3,400,000	3,319,250
FAGE International SA, 144A, 5.625%, 8/15/2026	1,790,000	1,646,800
JBS U.S.A. LUX SA:
144A, 5.75%, 6/15/2025	5,210,000	5,073,238
144A, 6.75%, 2/15/2028	3,607,000	3,584,456
Pilgrim’s Pride Corp.:
144A, 5.75%, 3/15/2025	700,000	673,750
144A, 5.875%, 9/30/2027	2,150,000	2,031,750
Post Holdings, Inc.:
144A, 5.625%, 1/15/2028	570,000	548,625
144A, 5.75%, 3/1/2027	3,095,000	3,033,100
Simmons Foods, Inc., 144A, 5.75%, 11/1/2024	2,365,000	1,812,181

		21,723,150

Energy 25.7%
Antero Midstream Partners LP, 5.375%, 9/15/2024	1,685,000	1,695,531
Antero Resources Corp.:
5.125%, 12/1/2022	1,000,000	1,015,500
5.375%, 11/1/2021	6,205,000	6,284,424
5.625%, 6/1/2023	1,180,000	1,208,025
Ascent Resources Utica Holdings LLC, 144A, 7.0%, 11/1/2026 (c)	1,205,000	1,200,481

The accompanying notes are an integral part of the financial statements.

16	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022	5,920,000	6,075,400
Carrizo Oil & Gas, Inc., 8.25%, 7/15/2025	1,355,000	1,456,625
Cheniere Corpus Christi Holdings LLC:
5.125%, 6/30/2027	5,040,000	5,058,900
5.875%, 3/31/2025	2,200,000	2,312,750
7.0%, 6/30/2024	5,525,000	6,049,875
Cheniere Energy Partners LP, 144A, 5.625%, 10/1/2026	2,305,000	2,321,596
Chesapeake Energy Corp.:
7.0%, 10/1/2024	1,905,000	1,905,000
7.5%, 10/1/2026	1,160,000	1,160,000
144A, 8.0%, 12/15/2022	1,739,000	1,817,255
8.0%, 1/15/2025 (b)	2,255,000	2,325,469
8.0%, 6/15/2027 (b)	5,340,000	5,446,800
CNX Midstream Partners LP, 144A, 6.5%, 3/15/2026	1,565,000	1,553,263
Continental Resources, Inc., 5.0%, 9/15/2022	4,934,000	5,005,543
Crestwood Midstream Partners LP:
5.75%, 4/1/2025	3,085,000	3,150,556
6.25%, 4/1/2023	4,835,000	5,004,225
DCP Midstream Operating LP:
3.875%, 3/15/2023 (b)	1,400,000	1,365,000
5.375%, 7/15/2025	2,980,000	3,035,875
Diamondback Energy, Inc.:
4.75%, 11/1/2024	1,650,000	1,652,063
144A, 4.75%, 11/1/2024	3,345,000	3,349,181
Endeavor Energy Resources LP:
144A, 5.5%, 1/30/2026	540,000	540,000
144A, 5.75%, 1/30/2028	540,000	540,000
Energy Transfer Equity LP, 5.5%, 6/1/2027	5,140,000	5,334,292
Extraction Oil & Gas, Inc.:
144A, 5.625%, 2/1/2026	2,065,000	1,827,525
144A, 7.375%, 5/15/2024	920,000	908,500
Genesis Energy LP:
6.25%, 5/15/2026	3,235,000	3,081,337
6.5%, 10/1/2025	4,100,000	3,966,750
Gulfport Energy Corp.:
6.0%, 10/15/2024	875,000	853,125
6.375%, 5/15/2025	1,415,000	1,386,700
6.375%, 1/15/2026	2,080,000	2,022,800
Halcon Resources Corp., 6.75%, 2/15/2025	3,760,000	3,609,600
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024	2,605,000	2,541,829
144A, 5.75%, 10/1/2025	3,030,000	3,041,362
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024	2,995,000	3,062,387
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019	1,490,000	1,476,963

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	17

	Principal Amount ($)(a)	Value ($)
Jagged Peak Energy LLC, 144A, 5.875%, 5/1/2026	2,089,000	2,078,555
Laredo Petroleum, Inc.:
5.625%, 1/15/2022	2,000,000	1,985,000
6.25%, 3/15/2023	2,615,000	2,615,000
Matador Resources Co., 144A, 5.875%, 9/15/2026	1,881,000	1,904,513
MEG Energy Corp., 144A, 6.375%, 1/30/2023	2,680,000	2,438,800
Murphy Oil Corp., 5.75%, 8/15/2025	1,970,000	2,001,878
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027	855,000	848,588
Nabors Industries, Inc.:
5.5%, 1/15/2023 (b)	5,800,000	5,697,389
5.75%, 2/1/2025	1,205,000	1,155,191
Newfield Exploration Co.:
5.375%, 1/1/2026	3,160,000	3,274,550
5.75%, 1/30/2022	2,000,000	2,092,500
Noble Holding International Ltd., 144A, 7.875%, 2/1/2026 (b)	1,790,000	1,857,125
NuStar Logistics LP, 5.625%, 4/28/2027	3,118,000	3,082,922
Oasis Petroleum, Inc.:
6.875%, 3/15/2022	1,894,000	1,927,107
6.875%, 1/15/2023 (b)	1,255,000	1,276,963
Parsley Energy LLC:
144A, 5.25%, 8/15/2025	745,000	741,275
144A, 5.375%, 1/15/2025	1,190,000	1,192,975
144A, 5.625%, 10/15/2027	1,705,000	1,709,263
PDC Energy, Inc., 6.125%, 9/15/2024	2,090,000	2,056,037
Peabody Energy Corp.:
144A, 6.0%, 3/31/2022	1,800,000	1,831,500
144A, 6.375%, 3/31/2025	2,340,000	2,378,025
Precision Drilling Corp., 144A, 7.125%, 1/15/2026 (b)	1,680,000	1,726,200
Range Resources Corp.:
4.875%, 5/15/2025 (b)	1,775,000	1,679,594
5.0%, 8/15/2022	4,330,000	4,281,287
5.0%, 3/15/2023	1,800,000	1,764,000
5.875%, 7/1/2022	1,700,000	1,729,750
Resolute Energy Corp., 8.5%, 5/1/2020	576,000	576,720
Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	2,050,000	2,114,062
SM Energy Co., 6.625%, 1/15/2027 (b)	1,220,000	1,261,175
Southwestern Energy Co.:
4.1%, 3/15/2022 (b)	2,900,000	2,889,125
6.2%, 1/23/2025 (b)	1,400,000	1,389,500
7.75%, 10/1/2027 (b)	4,805,000	5,069,275
Sunoco LP:
144A, 5.5%, 2/15/2026	1,945,000	1,878,870
144A, 5.875%, 3/15/2028	550,000	528,000

The accompanying notes are an integral part of the financial statements.

18	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Targa Resources Partners LP:
4.25%, 11/15/2023	2,200,000	2,147,750
144A, 5.0%, 1/15/2028	4,240,000	4,123,400
5.375%, 2/1/2027	3,600,000	3,600,000
144A, 5.875%, 4/15/2026	1,682,000	1,734,563
Transocean, Inc., 144A, 9.0%, 7/15/2023	1,600,000	1,740,000
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025	700,000	693,000
U.S.A. Compression Partners LP, 144A, 6.875%, 4/1/2026	2,652,000	2,738,190
Weatherford International Ltd.:
4.5%, 4/15/2022 (b)	1,540,000	1,347,500
7.75%, 6/15/2021 (b)	2,302,000	2,290,490
8.25%, 6/15/2023 (b)	1,000,000	945,000
Whiting Petroleum Corp., 5.75%, 3/15/2021	5,435,000	5,570,875
WildHorse Resource Development Corp., 6.875%, 2/1/2025	1,905,000	1,966,912
WPX Energy, Inc.:
5.25%, 9/15/2024	2,015,000	2,025,075
6.0%, 1/15/2022	590,000	611,388
8.25%, 8/1/2023	3,005,000	3,410,675

		211,620,039

Financials 0.8%
CIT Group, Inc.:
4.75%, 2/16/2024	2,940,000	2,947,203
4.125%, 3/9/2021	230,000	230,000
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021	855,000	882,856
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	935,000	909,287
Travelport Corporate Finance PLC, 144A, 6.0%, 3/15/2026	1,765,000	1,792,658

		6,762,004

Health Care 8.5%
Avantor, Inc., 144A, 6.0%, 10/1/2024	1,000,000	1,015,000
Bausch Health Companies, Inc.:
144A, 5.625%, 12/1/2021	1,850,000	1,843,063
144A, 5.875%, 5/15/2023	2,040,000	1,989,000
144A, 6.125%, 4/15/2025 (b)	2,385,000	2,265,750
144A, 6.5%, 3/15/2022	3,590,000	3,733,600
144A, 7.0%, 3/15/2024	3,335,000	3,523,428
144A, 7.5%, 7/15/2021	3,443,000	3,507,556
144A, 8.5%, 1/31/2027	3,330,000	3,496,500
144A, 9.25%, 4/1/2026	1,280,000	1,380,800
Centene Corp., 144A, 5.375%, 6/1/2026	1,375,000	1,407,794
Charles River Laboratories International, Inc., 144A, 5.5%, 4/1/2026	320,000	324,800
DaVita, Inc.:
5.0%, 5/1/2025	1,500,000	1,430,625
5.125%, 7/15/2024	1,500,000	1,447,500
Endo Dac, 144A, 6.0%, 7/15/2023	1,860,000	1,650,750

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	19

	Principal Amount ($)(a)	Value ($)
HCA, Inc.:
5.625%, 9/1/2028	4,870,000	4,894,350
5.25%, 6/15/2026	8,285,000	8,523,194
5.375%, 9/1/2026	2,400,000	2,424,000
5.875%, 2/15/2026	4,470,000	4,654,387
LifePoint Health, Inc., 5.5%, 12/1/2021	1,230,000	1,250,184
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023 (b)	1,275,000	1,128,375
Tenet Healthcare Corp.:
4.5%, 4/1/2021	1,400,000	1,393,000
5.125%, 5/1/2025	1,370,000	1,349,450
6.75%, 6/15/2023 (b)	675,000	672,469
7.0%, 8/1/2025 (b)	200,000	197,500
Teva Pharmaceutical Finance Netherlands III BV:
2.2%, 7/21/2021	10,000,000	9,397,000
6.0%, 4/15/2024	600,000	609,266
6.75%, 3/1/2028 (b)	1,620,000	1,708,882
WellCare Health Plans, Inc., 144A, 5.375%, 8/15/2026	3,060,000	3,113,550

		70,331,773

Industrials 6.5%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022	2,850,000	2,866,031
144A, 6.0%, 10/15/2022	2,320,000	2,325,893
REG S, 6.125%, 1/15/2023	2,330,000	2,340,194
144A, 7.5%, 12/1/2024	3,095,000	3,265,225
Brand Industrial Services, Inc., 144A, 8.5%, 7/15/2025	1,400,000	1,439,032
BWX Technologies, Inc., 144A, 5.375%, 7/15/2026	440,000	441,650
Covanta Holding Corp.:
5.875%, 3/1/2024	1,940,000	1,980,643
5.875%, 7/1/2025	1,120,000	1,131,200
DAE Funding LLC:
144A, 4.5%, 8/1/2022	134,000	130,650
144A, 5.0%, 8/1/2024	346,000	338,648
Energizer Gamma Acquisition, Inc., 144A, 6.375%, 7/15/2026 (b)	1,695,000	1,752,206
GFL Environmental, Inc., 144A, 5.625%, 5/1/2022	1,085,000	1,049,738
Hulk Finance Corp., 144A, 7.0%, 6/1/2026	2,150,000	2,077,437
Moog, Inc., 144A, 5.25%, 12/1/2022	1,565,000	1,576,738
Novelis Corp.:
144A, 5.875%, 9/30/2026	2,625,000	2,564,625
144A, 6.25%, 8/15/2024	5,095,000	5,216,006
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023	3,280,000	3,202,100
144A, 5.25%, 8/15/2022	2,470,000	2,491,612
144A, 5.5%, 2/15/2024	3,265,000	3,346,625

The accompanying notes are an integral part of the financial statements.

20	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023	44,000	47,058
Stevens Holding Co., Inc., 144A, 6.125%, 10/1/2026 (c)	1,205,000	1,224,581
Summit Materials LLC:
144A, 5.125%, 6/1/2025	395,000	370,313
6.125%, 7/15/2023	2,480,000	2,515,166
8.5%, 4/15/2022	940,000	998,750
Tennant Co., 5.625%, 5/1/2025	360,000	364,500
TransDigm, Inc., 5.5%, 10/15/2020	1,710,000	1,712,137
United Rentals North America, Inc., 5.75%, 11/15/2024	4,900,000	5,041,120
WESCO Distribution, Inc., 5.375%, 6/15/2024	1,880,000	1,861,200

		53,671,078

Information Technology 3.2%
Cardtronics, Inc., 144A, 5.5%, 5/1/2025	1,200,000	1,146,000
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025	2,735,000	2,714,460
Dell International LLC, 144A, 5.875%, 6/15/2021	1,455,000	1,498,616
Fair Isaac Corp., 144A, 5.25%, 5/15/2026	1,880,000	1,896,450
First Data Corp.:
144A, 5.375%, 8/15/2023	2,500,000	2,538,125
144A, 7.0%, 12/1/2023	5,285,000	5,503,006
Refinitiv U.S. Holdings, Inc.:
144A, 6.25%, 5/15/2026 (c)	2,175,000	2,183,026
144A, 8.25%, 11/15/2026 (c)	2,495,000	2,479,881
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023 (b)	1,315,000	1,239,388
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025	2,120,000	2,125,300
Western Digital Corp., 4.75%, 2/15/2026	3,310,000	3,201,018

		26,525,270

Materials 11.4%
AK Steel Corp.:
6.375%, 10/15/2025 (b)	2,831,000	2,692,989
7.0%, 3/15/2027 (b)	1,725,000	1,656,000
7.5%, 7/15/2023	2,000,000	2,105,000
Ardagh Packaging Finance PLC:
144A, 6.0%, 2/15/2025	2,118,000	2,072,993
144A, 7.25%, 5/15/2024	1,160,000	1,213,650
Axalta Coating Systems LLC, 144A, 4.875%, 8/15/2024	2,615,000	2,562,700
Berry Global, Inc., 5.5%, 5/15/2022	3,820,000	3,882,457
BWAY Holding Co., 144A, 5.5%, 4/15/2024	4,345,000	4,274,394
Cascades, Inc., 144A, 5.5%, 7/15/2022	315,000	317,363
Chemours Co.:
5.375%, 5/15/2027	1,480,000	1,427,164
6.625%, 5/15/2023	1,035,000	1,081,151
7.0%, 5/15/2025	725,000	768,855

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	21

	Principal Amount ($)(a)		Value ($)
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		1,375,000	1,275,313
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	2,500,000	2,946,003
144A, 5.75%, 5/15/2024		1,325,000	1,316,719
144A, 5.875%, 2/15/2026		3,936,000	3,852,360
144A, 6.625%, 3/1/2025 (b)		6,000,000	6,075,000
First Quantum Minerals Ltd.:
144A, 6.5%, 3/1/2024		798,000	730,170
144A, 6.875%, 3/1/2026		1,260,000	1,145,025
Flex Acquisition Co., Inc, 144A, 7.875%, 7/15/2026		2,395,000	2,365,062
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		1,800,000	1,741,500
3.875%, 3/15/2023		1,500,000	1,450,050
4.0%, 11/14/2021		3,000,000	2,973,750
5.4%, 11/14/2034		1,841,000	1,730,540
5.45%, 3/15/2043		435,000	395,850
Hexion, Inc.:
6.625%, 4/15/2020		2,010,000	1,889,400
144A, 10.375%, 2/1/2022		560,000	544,600
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023		2,425,000	2,491,954
144A, 7.625%, 1/15/2025		2,675,000	2,761,937
Kaiser Aluminum Corp., 5.875%, 5/15/2024		2,110,000	2,156,842
Mercer International, Inc.:
5.5%, 1/15/2026		425,000	416,500
6.5%, 2/1/2024		1,390,000	1,421,414
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024		2,460,000	2,368,365
144A, 5.25%, 6/1/2027		1,685,000	1,569,156
OCI NV:
144A, 5.0%, 4/15/2023	EUR	470,000	574,997
144A, 6.625%, 4/15/2023		2,002,000	2,072,070
Platform Specialty Products Corp.:
144A, 5.875%, 12/1/2025		1,360,000	1,342,007
144A, 6.5%, 2/1/2022		4,325,000	4,400,687
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		3,925,000	3,905,375
144A, 7.0%, 7/15/2024		465,000	473,138
Starfruit Finco BV, 144A, 8.0%, 10/1/2026 (c)		1,910,000	1,938,650
Teck Resources Ltd.:
6.125%, 10/1/2035		1,800,000	1,894,500
6.25%, 7/15/2041		1,750,000	1,837,500
Tronox, Inc., 144A, 6.5%, 4/15/2026 (b)		1,746,000	1,680,525

The accompanying notes are an integral part of the financial statements.

22	|	DWS High Income Fund

	Principal Amount ($)(a)	Value ($)
United States Steel Corp.:
6.25%, 3/15/2026 (b)	917,000	908,976
6.875%, 8/15/2025	4,035,000	4,120,744
WR Grace & Co-Conn, 144A, 5.125%, 10/1/2021	840,000	861,000

		93,682,395

Real Estate 1.8%
CyrusOne LP, (REIT), 5.375%, 3/15/2027	4,000,000	4,090,000
Iron Mountain, Inc.:
144A, (REIT), 5.25%, 3/15/2028	1,820,000	1,688,050
(REIT), 6.0%, 8/15/2023	4,000,000	4,102,520
MPT Operating Partnership LP, (REIT), 6.375%, 3/1/2024	2,365,000	2,471,425
SBA Communications Corp., (REIT), 4.0%, 10/1/2022	2,700,000	2,646,000

		14,997,995

Utilities 3.3%
AmeriGas Partners LP:
5.5%, 5/20/2025	1,565,000	1,537,612
5.75%, 5/20/2027	1,445,000	1,416,100
Calpine Corp.:
144A, 5.25%, 6/1/2026	1,360,000	1,259,700
5.75%, 1/15/2025 (b)	1,100,000	973,500
Clearway Energy Operating LLC, 144A, 5.75%, 10/15/2025 (c)	585,000	590,148
NGL Energy Partners LP, 5.125%, 7/15/2019	1,705,000	1,713,525
NRG Energy, Inc.:
144A, 5.75%, 1/15/2028 (b)	3,000,000	3,030,000
6.25%, 7/15/2022	6,617,000	6,826,759
Vistra Energy Corp.:
5.875%, 6/1/2023	998,000	1,026,693
7.375%, 11/1/2022	2,650,000	2,752,687
7.625%, 11/1/2024	3,607,000	3,882,034
Vistra Operations Co., LLC, 144A, 5.5%, 9/1/2026	2,415,000	2,442,169

		27,450,927
Total Corporate Bonds (Cost $747,102,639)		751,090,229

Government & Agency Obligation 0.1%
U.S. Treasury Obligation
U.S. Treasury Bill, 1.381%***, 10/11/2018 (Cost $1,099,578)	1,100,000	1,099,375

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	23

	Principal Amount ($)(a)	Value ($)

Loan Participations and Assignments 2.9%
Senior Loans**
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 3-month USD LIBOR + 1.750%, 4.136%, 6/1/2024	2,000,000	2,006,480
Calpine Corp., Term Loan B5, 3-month USD LIBOR + 2.500%, 4.89%, 1/15/2024	4,552,941	4,559,110
CenturyLink, Inc., Term Loan B, 1-month USD LIBOR + 2.750%, 4.992%, 1/31/2025	8,506,074	8,457,164
Crown Finance U.S., Inc., Term Loan, 1-month USD LIBOR + 2.500%, 4.742%, 2/28/2025	941,435	941,435
CSC Holdings LLC, First Lien Term Loan, 1-month USD LIBOR + 2.250%, 4.408%, 7/17/2025	3,482,368	3,488,166
Energy Transfer Equity LP, Term Loan B, 1-month USD LIBOR + 2.000%, 4.242%, 2/2/2024	3,000,000	3,006,390
Unitymedia Finance LLC, Term Loan D, USD LIBOR + 2.250%, 1/15/2026	1,179,901	1,182,190

Total Loan Participations and Assignments (Cost $23,548,350)		23,640,935

Convertible Bonds 1.2%
Consumer Discretionary 0.0%
DISH Network Corp., 2.375%, 3/15/2024	450,000	398,851

Materials 1.2%
GEO Specialty Chemicals, Inc., 3-month USD-LIBOR + 14.0%, 16.321% PIK, 10/18/2025** (d)	8,903,205	9,606,558

Total Convertible Bonds (Cost $9,394,008)		10,005,409

	Shares	Value ($)
Common Stocks 0.1%
Industrials 0.0%
Quad Graphics, Inc.	1,950	40,638

Materials 0.1%
GEO Specialty Chemicals, Inc.* (d)	3,832,909	651,595
GEO Specialty Chemicals, Inc. 144A* (d)	12,448	2,116

		653,711
Total Common Stocks (Cost $2,455,000)		694,349

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $1,482,531)	6,700	278,560

The accompanying notes are an integral part of the financial statements.

24	|	DWS High Income Fund

	Shares	Value ($)

Securities Lending Collateral 8.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.89% (e) (f) (Cost $68,111,774)	68,111,774	68,111,774

Cash Equivalents 4.7%
DWS Central Cash Management Government Fund, 2.03% (e) (Cost $38,285,871)	38,285,871	38,285,871

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $891,479,751)	108.4	893,206,502
Other Assets and Liabilities, Net	(8.4)	(69,134,479)

Net Assets	100.0	824,072,023

A summary of the Fund’s transactions with affiliated investments during the year ended September 30, 2018 are as follows:

Value ($) at 9/30/2017	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real ized Gain/ (Loss) ($)	Net Change in Unreal ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 9/30/2018	Value ($) at 9/30/2018
Securities Lending Collateral 8.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.89% (e) (f)
87,495,171	—	19,383,397 (g)	—	—	801,750	—	68,111,774	68,111,774
Cash Equivalents 4.6%
DWS Central Cash Management Government Fund, 2.03% (e)
43,198,550	441,352,214	446,264,893	—	—	741,164	—	38,285,871	38,285,871
130,693,721	441,352,214	465,648,290	—	—	1,542,914	—	106,397,645	106,397,645

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at September 30, 2018 amounted to $65,545,661, which is 8.0% of net assets.

(c)	When-issued or delayed delivery securities included.

(d)	Investment was valued using significant unobservable inputs.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	25

(e)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(f)	Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(g)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested for the year ended September 30, 2018.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR:	London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At September 30, 2018, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
EUR	5,727,635	USD	6,767,653	10/31/2018	101,485	Merrill Lynch & Co., Inc.

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The accompanying notes are an integral part of the financial statements.

26	|	DWS High Income Fund

The following is a summary of the inputs used as of September 30, 2018 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (h)
Corporate Bonds	$—	$751,090,229	$—	$751,090,229
Government & Agency Obligation	—	1,099,375	—	1,099,375
Loan Participations and Assignments	—	23,640,935	—	23,640,935
Convertible Bonds	—	398,851	9,606,558	10,005,409
Common Stocks	40,638	—	653,711	694,349
Warrant	—	—	278,560	278,560
Short-Term Investments (h)	106,397,645	—	—	106,397,645
Derivatives (i)
Forward Foreign Currency Contracts	—	101,485	—	101,485
Total	$106,438,283	$776,330,875	$10,538,829	$893,307,987

(h)	See Investment Portfolio for additional detailed categorizations.

(i)	Derivatives include unrealized appreciation (depreciation) on open forward foreign currency contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund’s Level 3 investments for which significant unobservable inputs were used in determining value:

	Convertible Bonds	Common Stocks	Warrants	Total
Balance as of September 30, 2017	$9,926,568	$376,704	$134,437	$10,437,709
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(915,605)	(535,510)	144,123	(1,306,992)
Amortization premium/discount	7,510	—	—	7,510
Purchases	588,085	812,517	—	1,400,602
Transfers into Level 3	—	—	—	—
Transfers (out) of Level 3	—	—	—	—
Balance as of September 30, 2018	$9,606,558	$653,711	$278,560	$10,538,829
Net change in unrealized appreciation (depreciation) from investments still held at September 30, 2018	$(915,605)	$(535,510)	$144,123	$(1,306,992)

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	27

Quantitative Disclosure About Significant Unobservable Inputs
Asset Class	Fair Value at 9/30/2018	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Common Stocks
Materials	$653,711	Market Approach	EV/EBITDA Multiple	5.56

			Discount for lack of marketability	22%

Warrants
Materials	$278,560	Black Scholes Option Pricing Model	Implied Volatility of Option	19.77%

			Discount for lack of marketability	20%

Corporate Bonds
Materials	$9,606,558	Option Pricing Model	Implied Volatility of Option	45%

			Discount Rate	18.38%

			EV/EBITDA Multiple	5.56

			Discount for lack of marketability	22%

Qualitative Disclosure About Unobservable Inputs

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s equity investments and Convertible Notes include enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratio with a discount for lack of marketability. A significant change in the EV to EBITDA ratio may result in a significant change in the fair value measurement, while a significant change in the discount for lack of marketability is unlikely to result in a materially higher or lower fair value measurement.

Significant unobservable inputs developed by the Pricing Committee and used in the fair value measurement of the Fund’s warrants include volatility and discount for lack of marketability. A change in the volatility of the underlying asset as an input to the Black Scholes Model may have a significant change in the fair value measurement. A significant change in the discount for lack of marketability is unlikely to have a material impact to the fair value measurement.

The accompanying notes are an integral part of the financial statements.

28	|	DWS High Income Fund

Statement of Assets and Liabilities

as of September 30, 2018

Assets
Investments in non-affiliated securities, at value (cost $785,082,106) — including $65,545,661 of securities loaned	$786,808,857
Investment in DWS Government & Agency Securities Portfolio (cost $68,111,774)*	68,111,774
Investment in DWS Central Cash Management Government Fund (cost $38,285,871)	38,285,871
Cash	60,103
Foreign currency, at value (cost $9,945)	9,934
Receivable for investments sold	1,501,580
Receivable for investments sold — when-issued/delayed delivery securities	331,663
Receivable for Fund shares sold	78,465
Interest receivable	12,010,534
Unrealized appreciation on forward foreign currency contracts	101,485
Other assets	33,330
Total assets	907,333,596

Liabilities
Payable upon return of securities loaned	68,111,774
Payable for investments purchased	3,178,426
Payable for investments purchased — when-issued/delayed delivery securities	9,892,354
Payable for Fund shares redeemed	770,238
Accrued management fee	313,979
Accrued Trustees’ fees	11,303
Other accrued expenses and payables	983,499
Total liabilities	83,261,573
Net assets, at value	$824,072,023

Net Assets Consist of
Distributable earnings (loss)	(57,783,125)
Paid-in capital	881,855,148
Net assets, at value	$824,072,023

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	29

Statement of Assets and Liabilities as of September 30, 2018 (continued)

Net Asset Value

Class A
Net Asset Value and redemption price per share ($691,578,153 ÷ 148,189,615 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.67
Maximum offering price per share (100 ÷ 95.50 of $4.67)	$4.89
Class T
Net Asset Value and redemption price per share ($10,430 ÷ 2,233 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.67
Maximum offering price per share (100 ÷ 97.50 of $4.67)	$4.79
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($30,144,095 ÷ 6,453,388 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.67
Class R
Net Asset Value, offering and redemption price per share ($917,726 ÷ 196,845 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.66
Class R6
Net Asset Value, offering and redemption price per share ($45,465 ÷ 9,728 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.67
Class S
Net Asset Value, offering and redemption price per share ($21,766,810 ÷ 4,660,363 outstanding shares of beneficial interest, unlimited number of shares authorized)	$4.67
Institutional Class
Net Asset Value, offering and redemption price per share ($79,609,344 ÷ 17,034,568 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$4.67

The accompanying notes are an integral part of the financial statements.

30	|	DWS High Income Fund

Statement of Operations

for the year ended September 30, 2018

Investment Income
Income:
Dividends	$2,261
Interest	51,541,410
Income distributions — DWS Central Cash Management Government Fund	741,164
Securities lending income, net of borrower rebates	801,750
Total income	53,086,585
Expenses:
Management fee	4,051,596
Administration fee	883,688
Services to shareholders	924,318
Distribution and service fees	2,252,267
Custodian fee	16,961
Professional fees	123,626
Reports to shareholders	87,816
Registration fees	99,685
Trustees’ fees and expenses	51,885
Other	88,751
Total expenses before expense reductions	8,580,593
Expense reductions	(1,023)
Total expenses after expense reductions	8,579,570
Net investment income	44,507,015

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,799,898
Swap contracts	50,714
Forward foreign currency contracts	441,530
Foreign currency	90,159
5,382,301
Change in net unrealized appreciation (depreciation) on:
Investments	(33,040,228)
Forward foreign currency contracts	164,224
Foreign currency	(5,687)
(32,881,691)
Net gain (loss)	(27,499,390)
Net increase (decrease) in net assets resulting from operations	$17,007,625

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	31

Statements of Changes in Net Assets

	Years Ended September 30,
Increase (Decrease) in Net Assets	2018	2017

Operations:
Net investment income	$44,507,015	$48,177,544
Net realized gain (loss)	5,382,301	20,222,086
Change in net unrealized appreciation (depreciation)	(32,881,691)	6,961,580
Net increase (decrease) in net assets resulting from operations	17,007,625	75,361,210
Distributions to shareholders:
Class A	(37,138,257)	(42,270,499)
Class T	(527)	(179)*
Class C	(2,567,326)	(3,528,899)
Class R	(49,365)	(49,146)
Class R6	(2,447)	(2,371)
Class S	(1,645,934)	(1,823,202)
Institutional Class	(4,447,679)	(4,247,227)
Total distributions	(45,851,535)	(51,921,523)**
Fund share transactions:
Proceeds from shares sold	152,355,112	120,018,867
Reinvestment of distributions	41,219,169	46,370,596
Payments for shares redeemed	(296,460,624)	(244,190,519)
Redemption fees	—	4,364
Net increase (decrease) in net assets from Fund share transactions	(102,886,343)	(77,796,692)
Increase (decrease) in net assets	(131,730,253)	(54,357,005)
Net assets at beginning of period	955,802,276	1,010,159,281
Net assets at end of period	$824,072,023	$955,802,276 ***

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

**	Includes distributions from net investment income.

***	Includes undistributed net investment income of $1,464,489.

The accompanying notes are an integral part of the financial statements.

32	|	DWS High Income Fund

Financial Highlights

	Years Ended September 30,
Class A	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.81	$4.70		$4.45		$4.91	$4.89
Income (loss) from investment operations:
Net investment income[a]	.24	.24		.24		.25	.28
Net realized and unrealized gain (loss)	(.13)	.13		.23		(.44)	.03
Total from investment operations	.11	.37		.47		(.19)	.31
Less distributions from:
Net investment income	(.25)	(.26)		(.22)		(.27)	(.29)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$4.67	$4.81		$4.70		$4.45	$4.91
Total Return (%)[b]	2.31	7.81		11.02		(4.13)	6.42

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	692	763		816		873	1,081
Ratio of expenses (%)	.95	.95		.94		.94	.92
Ratio of net investment income (%)	5.06	5.01		5.27		5.11	5.52
Portfolio turnover rate (%)	64	77		71		45	50

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	33

Class T	Year Ended 9/30/18	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$4.82	$4.80
Income (loss) from investment operations:
Net investment income[b]	.24	.07
Net realized and unrealized gain (loss)	(.15)	.04
Total from investment operations	.09	.11
Less distributions from:
Net investment income	(.24)	(.09)
Net asset value, end of period	$4.67	$4.82
Total Return (%)[c]	2.01	2.22	d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10	10
Ratio of expenses before expense reductions (%)	.97	1.09	*
Ratio of expenses after expense reductions (%)	.97	1.05	*
Ratio of net investment income (%)	5.04	4.75	*
Portfolio turnover rate (%)	64	77	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

34	|	DWS High Income Fund

	Years Ended September 30,
Class C	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.82	$4.70		$4.46		$4.91	$4.90
Income (loss) from investment operations:
Net investment income[a]	.20	.20		.20		.21	.24
Net realized and unrealized gain (loss)	(.14)	.14		.23		(.43)	.02
Total from investment operations	.06	.34		.43		(.22)	.26
Less distributions from:
Net investment income	(.21)	(.22)		(.19)		(.23)	(.25)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$4.67	$4.82		$4.70		$4.46	$4.91
Total Return (%)[b]	1.31	7.20		9.90		(4.64)	5.38

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	68		94		88	111
Ratio of expenses (%)	1.70	1.73		1.71		1.72	1.69
Ratio of net investment income (%)	4.30	4.24		4.51		4.33	4.75
Portfolio turnover rate (%)	64	77		71		45	50

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	35

	Years Ended September 30,
Class R	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.81	$4.69		$4.45		$4.90	$4.89
Income (loss) from investment operations:
Net investment income[a]	.22	.22		.22		.23	.26
Net realized and unrealized gain (loss)	(.14)	.14		.23		(.43)	.02
Total from investment operations	.08	.36		.45		(.20)	.28
Less distributions from:
Net investment income	(.23)	(.24)		(.21)		(.25)	(.27)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$4.66	$4.81		$4.69		$4.45	$4.90
Total Return (%)	1.73 [b]	7.65	[b]	10.39	[b]	(4.26)[b]	5.78

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	919	1,073		892		690	426
Ratio of expenses before expense reductions (%)	1.40	1.40		1.32		1.38	1.27
Ratio of expenses after expense reductions (%)	1.30	1.30		1.30		1.30	1.27
Ratio of net investment income (%)	4.71	4.65		4.90		4.74	5.18
Portfolio turnover rate (%)	64	77		71		45	50

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

36	|	DWS High Income Fund

	Years Ended September 30,						Period Ended
Class R6	2018	2017		2016		2015	9/30/14[a]

Selected Per Share Data
Net asset value, beginning of period	$4.82	$4.70		$4.46		$4.91	$5.05
Income (loss) from investment operations:
Net investment income[b]	.25	.25		.24		.25	.03
Net realized and unrealized gain (loss)	(.14)	.14		.23		(.42)	(.14)
Total from investment operations	.11	.39		.47		(.17)	(.11)
Less distributions from:
Net investment income	(.26)	(.27)		(.23)		(.28)	(.03)
Redemption fees	—	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$4.67	$4.82		$4.70		$4.46	$4.91
Total Return (%)	2.37	8.23		10.93	[c]	(3.67)[c]	(2.26	)**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	46	44		10		9	10
Ratio of expenses before expense reductions (%)	.70	.69		.85		.85	.62	*
Ratio of expenses after expense reductions (%)	.70	.69		.80		.80	.62	*
Ratio of net investment income (%)	5.31	5.27		5.40		5.24	5.92	*
Portfolio turnover rate (%)	64	77		71		45	50	[d]

[a]	For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2014.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	37

	Years Ended September 30,
Class S	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.82	$4.70		$4.46		$4.91	$4.89
Income (loss) from investment operations:
Net investment income[a]	.25	.24		.24		.25	.29
Net realized and unrealized gain (loss)	(.15)	.14		.23		(.42)	.03
Total from investment operations	.10	.38		.47		(.17)	.32
Less distributions from:
Net investment income	(.25)	(.26)		(.23)		(.28)	(.30)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$4.67	$4.82		$4.70		$4.46	$4.91
Total Return (%)	2.26	8.22	[b]	10.71		(3.73)	6.52

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	42		27		30	26
Ratio of expenses before expense reductions (%)	.79	.80		.77		.77	.75
Ratio of expenses after expense reductions (%)	.79	.80		.77		.77	.75
Ratio of net investment income (%)	5.20	5.14		5.44		5.25	5.68
Portfolio turnover rate (%)	64	77		71		45	50

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

38	|	DWS High Income Fund

	Years Ended September 30,
Institutional Class	2018	2017		2016		2015	2014

Selected Per Share Data
Net asset value, beginning of period	$4.82	$4.70		$4.46		$4.91	$4.90
Income (loss) from investment operations:
Net investment income[a]	.25	.25		.25		.26	.29
Net realized and unrealized gain (loss)	(.14)	.14		.22		(.43)	.02
Total from investment operations	.11	.39		.47		(.17)	.31
Less distributions from:
Net investment income	(.26)	(.27)		(.23)		(.28)	(.30)
Redemption fees	—	.00	*	.00	*	.00 *	.00	*
Net asset value, end of period	$4.67	$4.82		$4.70		$4.46	$4.91
Total Return (%)	2.34	8.28		10.78		(3.68)	6.46

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	80	82		71		72	88
Ratio of expenses (%)	.72	.71		.71		.70	.69
Ratio of net investment income (%)	5.28	5.25		5.52		5.35	5.74
Portfolio turnover rate (%)	64	77		71		45	50

[a]	Based on average shares outstanding during the period.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS High Income Fund	|	39

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS High Income Fund (formerly Deutsche High Income Fund) (the “Fund”) is a diversified series of Deutsche DWS Income Trust (formerly Deutsche Income Trust) (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Effective October 1, 2018, Class T shares will be closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective on August 10, 2018, Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards

40	|	DWS High Income Fund

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

In October 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification, which is intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. Effective with the current reporting period, the Fund adopted the amendments with the impacts being that the Fund is no longer required to present components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributable earnings and the amount of undistributed net investment income on the Statements of Changes in Net Assets.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund’s Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

DWS High Income Fund	|	41

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

42	|	DWS High Income Fund

Securities Lending. Deutsche Bank AG serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2018, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by DWS Investment Management Americas, Inc. As of September 30, 2018, the Fund invested the cash collateral in DWS Government & Agency Securities Portfolio. DWS Investment Management Americas, Inc. receives a management/administration fee (0.14% annualized effective rate as of September 30, 2018) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2018, the Fund had securities on loan, all of which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are

DWS High Income Fund	|	43

fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2018, the Fund had a net tax basis capital loss carryforward of approximately $60,446,000, including $10,925,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2019; and approximately $49,521,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($5,316,000) and long-term losses ($44,205,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2018, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax

44	|	DWS High Income Fund

regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts, certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2018, the Fund’s components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$2,230,005
Capital loss carryforwards	$(60,446,000)
Net unrealized appreciation (depreciation) on investments	$433,270

At September 30, 2018, the aggregate cost of investments for federal income tax purposes was $892,773,232. The net unrealized appreciation for all investments based on tax cost was $433,270. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $16,165,316 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $15,732,046.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2018	2017
Distributions from ordinary income*	$45,851,535	$51,921,523

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification

DWS High Income Fund	|	45

clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily

46	|	DWS High Income Fund

fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2018, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer’s credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

As of September 30, 2018, the Fund did not hold open credit default swap contracts. For the year ended September 30, 2018, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to approximately $26,550,000.

DWS High Income Fund	|	47

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2018, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2018 is included in a table following the Fund’s Investment Portfolio. For the year ended September 30, 2018, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $6,768,000 to $15,676,000.

The following tables summarize the value of the Fund’s derivative instruments held as of September 30, 2018 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$101,485

The above derivative is located in the following Statement of Assets and Liabilities accounts:

(a)	Unrealized appreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2018 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (b)	$—	$50,714	$50,714
Foreign Exchange Contracts (c)	441,530	—	441,530
	$441,530	$50,714	$492,244

48	|	DWS High Income Fund

Each of the above derivatives is located in the following Statement of Operations accounts:

(b)	Net realized gain (loss) from swap contracts

(c)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (d)	$164,224

The above derivative is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of September 30, 2018, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Assets
Merrill Lynch & Co., Inc.	$101,485	$—	$—	$101,485

C. Purchases and Sales of Securities

During the year ended September 30, 2018, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $535,047,953 and $633,037,816, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (formerly Deutsche Investment Management Americas Inc.) (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The

DWS High Income Fund	|	49

Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2018, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund’s average daily net assets.

For the period from October 1, 2017 through September 30, 2018 (through January 31, 2018 for Class R6 shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	1.05%
Class T	1.05%
Class C	1.80%
Class R	1.30%
Class R6	.71%
Class S	.80%
Institutional Class	.80%

For the period from February 1, 2018 through September 30, 2018, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R6 to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.75%.

Effective October 1, 2018 through September 30, 2019, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual

50	|	DWS High Income Fund

operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	1.04%
Class T	1.04%
Class C	1.79%
Class R	1.29%
Class R6	.79%
Class S	.79%
Institutional Class	.79%

For the period from October 1, 2017 through September 30, 2018, fees waived and/or expenses reimbursed for Class R were $1,023.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2018, the Administration Fee was $883,688, of which $68,010 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2018, the amounts charged to the Fund by DSC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2018
Class A	$233,388	$78,938
Class T	19	7
Class C	10,700	3,547
Class R	71	22
Class R6	34	11
Class S	6,422	2,107
Institutional Class	2,617	867
	$253,251	$85,499

In addition, for the year ended September 30, 2018, the amounts charged to the Fund for recordkeeping and other administrative services provided

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by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders”, were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$399,045
Class C	34,771
Class R	2,738
Class S	44,637
Institutional Class	76,137
$557,328

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and Class R shares. For the year ended September 30, 2018, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2018
Class C	$441,996	$18,856
Class R	2,541	188
	$444,537	$19,044

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2018, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2018	Annual Rate
Class A	$1,658,841	$403,443	.23%
Class T	15	9	.15%
Class C	146,335	27,309	.25%
Class R	2,538	585	.25%
	$1,807,729	$431,346

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2018, aggregated $34,333.

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In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2018, the CDSC for Class C shares aggregated $1,182. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2018, DDI received $115 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended September 30, 2018, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $20,531, of which $13,678 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended September 30, 2018, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $60,347.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that

DWS High Income Fund	|	53

results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2018.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares		Dollars

Shares sold
Class A	14,312,364	$67,346,551	7,716,895		$36,584,918
Class T	—	—	2,083.8	*	10,000	*
Class C	554,158	2,618,571	1,042,432		4,929,984
Class R	25,796	121,608	75,893		358,643
Class R6	—	—	6,484		30,803
Class S	4,835,317	22,953,731	9,500,735		45,142,665
Institutional Class	12,540,848	59,314,651	6,956,006		32,961,854
		$152,355,112			$120,018,867

54	|	DWS High Income Fund

	Year Ended September 30, 2018		Year Ended September 30, 2017
	Shares	Dollars	Shares	Dollars

Shares issued to shareholders in reinvestment of distributions
Class A	7,022,610	$32,976,023	7,859,341	$37,142,931
Class T	112	527	37 *	179 *
Class C	516,553	2,429,101	703,793	3,329,324
Class R	10,520	49,365	10,400	49,146
Class R6	521	2,447	501	2,371
Class S	303,383	1,428,368	338,008	1,600,510
Institutional Class	921,961	4,333,338	896,882	4,246,135
		$41,219,169		$46,370,596

Shares redeemed
Class A	(31,602,501)	$(148,712,715)	(30,952,034)	$(146,466,070)
Class C	(8,746,744)	(40,943,977)	(7,677,720)	(36,189,079)
Class R	(62,643)	(292,809)	(53,221)	(250,135)
Class S	(9,099,727)	(42,839,719)	(6,997,297)	(33,186,408)
Institutional Class	(13,510,049)	(63,671,404)	(5,939,754)	(28,098,827)
		$(296,460,624)		$(244,190,519)

Redemption fees		$—		$4,364

Net increase (decrease)
Class A	(10,267,527)	$(48,390,141)	(15,375,798)	$(72,735,071)
Class T	112	527	2,120.8 *	10,179 *
Class C	(7,676,033)	(35,896,305)	(5,931,495)	(27,929,771)
Class R	(26,327)	(121,836)	33,072	157,654
Class R6	521	2,447	6,985	33,174
Class S	(3,961,027)	(18,457,620)	2,841,446	13,556,767
Institutional Class	(47,240)	(23,415)	1,913,134	9,110,376
		$(102,886,343)		$(77,796,692)

*	For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

DWS High Income Fund	|	55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche DWS Income Trust

and Shareholders of DWS High Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS High Income Fund (formerly Deutsche High Income Fund) (the “Fund”) (one of the funds constituting Deutsche DWS Income Trust (formerly Deutsche Income Trust)) (the “Trust”), including the investment portfolio, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Income Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s

56	|	DWS High Income Fund

internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

November 28, 2018

DWS High Income Fund	|	57

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class R shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2018 to September 30, 2018).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

58	|	DWS High Income Fund

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2018 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,033.90	$1,035.80	$1,032.10	$1,032.10	$1,035.30	$1,036.90	$1,035.10
Expenses Paid per $1,000*	$4.79	$4.80	$8.46	$6.62	$3.62	$3.93	$3.72

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/18	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 9/30/18	$1,020.36	$1,020.36	$1,016.75	$1,018.55	$1,021.51	$1,021.21	$1,021.41
Expenses Paid per $1,000*	$4.76	$4.76	$8.39	$6.58	$3.60	$3.90	$3.70

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS High Income Fund	.94%	.94%	1.66%	1.30%	.71%	.77%	.73%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information	(Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS High Income Fund	|	59

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2018.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

60	|	DWS High Income Fund

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2017, the Fund’s performance (Class A shares) was in the 2nd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2017.

DWS High Income Fund	|	61

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2017). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2017, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages a DWS Europe Fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to DWS Funds as compared to DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund.

62	|	DWS High Income Fund

The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this

DWS High Income Fund	|	63

determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

64	|	DWS High Income Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	86	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	86	Portland General Electric[2] (utility company) (2003– present)

DWS High Income Fund	|	65

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; American Documentary, Inc. (public media); Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	86	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	86	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive committee); Adjunct Professor, University of Denver Law School (2017–present); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International; Denver Zoo Foundation (2012–2018)	86	—

66	|	DWS High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	86	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	86	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	86	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	86	—

DWS High Income Fund	|	67

Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	86	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6,9] (1974) President and Chief Executive Officer, 2017–present Assistant Secretary, 2013–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); and Director and Vice President, DWS Trust Company (2016–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[8,10] (1966) Treasurer and Chief Financial Officer since 2018	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Wayne Salit[7] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)

68	|	DWS High Income Fund

Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 345 Park Avenue, New York, NY 10154.

[7]	Address: 60 Wall Street, New York, NY 10005.

[8]	Address: One International Place, Boston, MA 02110.

[9]	Appointed President and Chief Executive Officer effective December 1, 2017.

[10]	Appointed Treasurer and Chief Financial Officer effective July 2, 2018.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

DWS High Income Fund	|	69

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings

Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

70	|	DWS High Income Fund

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYTX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 312	25155T 643	25155T 106	25155T 635
Fund Number	008	1708	308	2308	513

For shareholders of Class R and Class R6
Automated Information Line	DWS/Ascensus Plan Access(800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	KHYRX		KHYQX
CUSIP Number	25155T 205		25155T 460
Fund Number	1568		1600

DWS High Income Fund	|	71

DHIF-2

(R-025362-8 11/18)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS High income fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2018	$88,496	$0	$8,415	$0
2017	$88,496	$0	$8,415	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2018	$0	$470,936	$0
2017	$0	$502,238	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2018	$8,415	$470,936	$513,130	$992,481
2017	$8,415	$502,238	$606,585	$1,117,238

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2017 and 2018 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that EY Stiftung e.V., an affiliate of the EY member firm in Germany, and various other covered persons within EY and its affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	11/29/2018

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	11/29/2018